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                                                                  EXHIBIT 10.4.1

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                  BETWEEN JAKKS PACIFIC, INC. AND JACK FRIEDMAN


     The Employment Agreement dated as of July 1, 1999 between JAKKS Pacific, Inc. and Jack Friedman (the "Employment Agreement;" capitalized terms are used herein as defined in the Employment Agreement) is hereby amended to increase the maximum amount of the 4% Bonus provided therein from $1,000,000 to $2,000,000 by replacing "$1,000,000" with "$2,000,000" in clause (B) of
Subsection 3(a)(ii) of the Employment Agreement.

     This Amendment shall be effective as of January 1, 2000 and the Employment Agreement, as so amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company, by its duly authorized officer, and Executive have duly executed this Amendment as of February 7, 2000.


                                        JAKKS PACIFIC, INC.


                                        By: /s/ STEPHEN G. BERMAN
                                           -----------------------
                                           Stephen G. Berman
                                           President


                                           /s/ JACK FRIEDMAN
                                           -----------------------
                                           Jack Friedman